UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 20, 2015, CommScope Holding Company, Inc. (the “Company”) announced its intention to use capacity under the term loan portion of its senior secured credit facilities (the “existing term loan facility”) to obtain a new incremental term loan (the “incremental term loan facility”) with a principal amount of up to $1,250 million and a seven-year term.

The Company also intends that its wholly owned subsidiaries, CommScope Technologies Finance LLC (the “Unsecured Notes Issuer”) and CommScope, Inc. (the “Secured Notes Issuer”) expect to commence an offering (the “Offering”) of $1,500 million in aggregate principal amount of senior unsecured notes due 2025 (the “Unsecured Notes”) by the Unsecured Notes Issuer and $500 million in aggregate principal amount of senior secured notes due 2020 (the “Secured Notes” and, together with the Unsecured Notes, the “Notes”) by the Secured Notes Issuer, subject to market conditions. The Offering is expected to be made to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act.

The Company expects to use the net proceeds of the offering of the Unsecured Notes and the borrowings under the incremental term loan facility, along with cash on hand, to fund the Company’s acquisition (the “Acquisition”) of the Broadband Network Solutions business of TE Connectivity, Ltd. (“Seller” or “TE Connectivity”), and to pay certain fees and related expenses. In addition, the Company expects to use the net proceeds of the offering of the Secured Notes, along with cash on hand, to repay a portion of the principal amount outstanding under its existing term loan facility (the “Refinancing”).

The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report is neither an offer to sell nor a solicitation of an offer to buy any of these securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The foregoing information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

In connection with the Acquisition, the Company is filing this Current Report on Form 8-K in order to make publicly available certain unaudited historical financial information of Seller’s Broadband Network Solutions business and unaudited pro forma financial information of the Company reflecting the Acquisition and the Refinancing described in Items 9.01(a) and (b) below and incorporated by reference herein.

Additionally, the Company is providing the following financial information regarding Seller’s Broadband Network Solutions business for the six-month periods ended March 27, 2015 and March 28, 2014, the fiscal year ended September 26, 2014 and the twelve months ended March 27, 2015 ($ in millions):

	Six Months Ended March 27, 2015	Fiscal Year Ended September 26, 2014	Six Months Ended March 28, 2014	Twelve Months Ended March 27, 2015
Revenues, as reported	$842.0	$1,938.7	$931.6	$1,849.1
Less: Exited business	(0.3)	(10.9)	(6.7)	(4.5)

Revenues, as adjusted	$841.7	$1,927.8	$924.9	$1,844.6

Operating income, as reported	$73.9	$182.0	$69.7	$186.2
Amortization	15.5	30.7	15.3	30.9
Restructuring and other charges, net	2.9	39.2	22.7	19.4
Share-based compensation	3.7	7.0	3.7	7.0
Exited business(1)	1.2	4.8	4.3	1.8

Non-GAAP adjusted operating income	97.2	263.7	115.7	245.2

Depreciation	13.7	35.4	17.5	31.6

Non-GAAP adjusted EBITDA	$110.9	$299.1	$133.2	$276.9

(1)	Reflects the impact included in reported results of a product line that has been discontinued and is being shut down.

Note: Components may not sum to total due to rounding.

The Company’s management believes that presenting the above non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends. As calculated, these non-GAAP measures may not be comparable to other similarly titled measures of other companies. In addition, the Company’s management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period.

The Company expects to realize more than $150 million in annual synergies beginning in the third year following closing, with more than $50 million in the first full year. These synergies are expected to come from all areas of the company, including sales, marketing, general and administrative, operations and research and development. The Company expects to incur integration and restructuring costs of $125 million - $175 million to achieve these synergies.

Safe Harbor Statement

The statements in this release state the Company’s and management’s intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the Company may not be successful in obtaining the incremental term loan facility or in issuing the Notes or that it will ultimately elect to do so. Additionally, the Company’s actual results could differ materially from those projected in such forward-looking statements.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, the Acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and TE Connectivity as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of the Company and TE Connectivity. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory approvals in a timely manner, on terms acceptable to the Company or TE Connectivity or at all; failure to satisfy other closing conditions to the proposed transactions; the risk that the Company will be required to pay the reverse break-up fee under the Stock and Asset Purchase Agreement relating to the Acquisition; the risk that the TE Connectivity businesses to be acquired will not be integrated successfully into the Company or that the Company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by the Company to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration; risks from relying on TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the Company and the TE Connectivity businesses to be acquired; international, national or local economic, social or political conditions that could adversely affect the Company, the TE Connectivity businesses to be acquired or their customers; conditions in the credit markets that could impact the costs associated with financing the acquisition; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of the Company and/or the TE Connectivity businesses to be acquired; and the international operations of the Company and/or the TE Connectivity businesses to be acquired, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and/or the TE Connectivity businesses to be acquired, including those described in each of the Company’s and TE Connectivity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business to be Acquired.

Unaudited condensed combined financial statements of the Broadband Network Solutions business of TE Connectivity Ltd. as of March 27, 2015 and September 26, 2014 and for the quarterly and six month periods ended March 27, 2015 and March 28, 2014 are attached as Exhibit 99.1 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.2 to this Current Report on Form 8-K.

(c) Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Broadband Network Solutions business of TE Connectivity Ltd. for the quarter and six month periods ended March 27, 2015 is attached as Exhibit 99.3 to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number:	Description

99.1	Unaudited condensed combined financial statements of the Broadband Network Solutions business of TE Connectivity Ltd. as of March 27, 2015 and September 26, 2014 and for the quarterly and six month periods ended March 27, 2015 and March 28, 2014

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the three months ended March 31, 2015 and the twelve months ended March 31, 2015 and as of March 31, 2015

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Broadband Network Solutions business of TE Connectivity Ltd. for the quarter and six month periods ended March 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: May 20, 2015
	By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number:	Description

99.1	Unaudited condensed combined financial statements of the Broadband Network Solutions business of TE Connectivity Ltd. as of March 27, 2015 and September 26, 2014 and for the quarterly and six month periods ended March 27, 2015 and March 28, 2014

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31, 2014, the three months ended March 31, 2015 and the twelve months ended March 31, 2015 and as of March 31, 2015

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Broadband Network Solutions business of TE Connectivity Ltd. for the quarter and six month periods ended March 27, 2015